AGREEMENT

THIS AGREEMENT dated the 23rd day of June, 2017,

among:

SP group AG, a company duly incorporated under the laws of Switzerland, having its executive office located at Falkenstrasse 28, Zurich, Switzerland, 8008

(“SP Group”)

AND:

daniel greising, a businessman with an office located at Katrinenhofstrasse 46, Altendorf, Switzerland, 8852

(“Greising”)

AND:

sustainable petroelum group inc., a company duly incorporated under the laws of the State of Nevada, having its executive office located at 2316 Pine Ridge Road, 383, Naples, Florida, 34109

(the “Company”)

WHEREAS:

A.	SP Group wishes enter into a lease to rent office space located at Falkenstrasse 28, Zurich Switzerland, 8008 (the “Office”);

B.	the landlord of the Office requires a deposit of CHF$600,000 (the “Deposit”) pursuant to the terms and conditions of the lease for the Office (the “Lease”);

C.	Greising has agreed to pay the Deposit upon the terms and conditions contained in this agreement;

D.	the Company wishes to purchase, and Greising wishes to grant, assign, transfer and set over unto the Company his entire right, title and interest in and to the Deposit upon the terms and conditions contained in this agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual promises, covenants, conditions, representations and warranties hereinafter contained and the sum of Ten ($10.00) Dollars now paid by each party to one another and for other good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions hereinafter set out, the parties hereto have agreed and do hereby agree as follows:

1.	ASSIGNMENT AND PURCHASE OF THE DEPOSIT

1.1 Greising hereby grants, assigns, transfers and sets over unto the Company his entire right, title and interest in and to the Deposit, including, without limitation, all rights, benefits and advantages of Greising to be derived therefrom and all burdens, obligations and liabilities to be derived thereunder, in consideration of the premises and in consideration of Four Hundred Thousand (400,000) restricted shares of common stock in the capital of the Company (the “Restricted Shares”) to be issued and delivered to Greising.

2.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF GREISING

2.1 Greising represents, warrants and covenants to the Company that:

(a)	the above premises are true and complete, that the Deposit has been paid in full, and that the SP Group has been given notice of this assignment by Greising;

(b)	Greising now has a good right, full power and absolute authority to assign its right, title and interest in and to the Deposit in the manner set out in Article 1 hereof according to the true intent and meaning of this agreement;

(c)	(i) Greising is not a “U.S. person” as that term is defined in Rule 902(c) of Regulation S; (ii) at the time of signing this agreement, Greising was outside the United States and no offer of the Restricted Shares was made to Greising within the United States; (iii) Greising purchased the Restricted Shares for its own account and not on behalf of any U.S. person, and the sale of the Restricted Shares has not been prearranged with any buyer in the United States; and (iv) Greising is not a distributor as defined in Regulation S. Greising will not, before the expiration of 12 months from the date of issuance of the Restricted Shares (the “Restricted Period”), offer or sell the Restricted Shares to U.S. persons or for the account or benefit of U.S. persons and then will only offer and sell the Restricted Shares in compliance with the provisions of Regulation S;

(d)	Greising understands that the Restricted Shares have not been registered under the U.S. Securities Act of 1933 and are being offered and sold pursuant to Regulation S based in part upon the representations of Greising, and that the Company is relying on the truth and accuracy of Greising’s representations and warranties to determine whether the offer and sale of the Restricted Shares is exempt from registration under the U.S. Securities Act of 1933; and

(e)	Greising acknowledges that he has had the opportunity to review this agreement and the transactions contemplated by it with its own legal counsel. Greising is relying solely on his counsel and not on any statements or representations of the Company or any of his agents for legal advice with respect to this investment or the transactions contemplated by this agreement except for the representations, warranties and covenants specifically stated.

2.2 The representations, warranties and covenants contained in Section 2.1 are provided for the exclusive benefit of the Company and a breach of any one or more thereof may be waived by the Company in whole or in part at any time without prejudice to its rights in respect to any other breach of the same or any other representation or warranty or covenant. Any representations, warranties and covenants contained in Article 2 shall survive the execution of this agreement.

3.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

3.1 The Company represents, warrants and covenants to Greising that:

(a)	the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted;

(b)	the Company has taken the corporate action that is necessary for the authorization, execution and delivery of this agreement, the performance of the Company’s obligations, and the authorization, issuance and delivery of the Restricted Shares, and this agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; and

(c)	the Restricted Shares, when issued, sold and delivered in accordance with the terms hereof for the Deposit will be duly and validly issued and outstanding, fully paid and non-assessable, and based in part on the representations and warranties of Greising will be issued in compliance with all applicable federal, state and other applicable securities laws.

3.2 The representations, warranties and covenants contained in Section 3.1 are provided for the exclusive benefit of Greising and a breach of any one or more thereof may be waived by Greising in whole or in part at any time without prejudice to its rights in respect to any other breach of the same or any other representation or warranty or covenant. Any representations, warranties and covenants contained in Article 3 shall survive the execution of this agreement.

4.	consent and acknowledgement of SP Group

4.1 SP Group hereby agrees and consents to the assignment of Greising’s interest in the Deposit to the Company pursuant to the terms and conditions of this agreement.

4.2 SP Group represents, warrants and covenants to the Company that the full amount of the Deposit is being held by the landlord at the time of this agreement and that the Deposit has not been paid out in full or in part.

5.	office space rental

5.1 In consideration of the premises and in consideration of the Deposit being advanced and paid in accordance with the terms and conditions of the Lease, SP Group hereby grants to the Company a sub-lease in office space in the Office rent-free for a term of 10 years commencing on July 1, 2017 to be completed and terminated on June 30, 2027. The Company agrees to enter into the sub-lease and occupy the office space in accordance with the terms and conditions of the Lease.

6.	governing laws

6.1 This agreement is governed by and construed in accordance with the laws of the Country of Switzerland, except for matters arising under the U.S. Securities Act of 1933 or the U.S. Securities and Exchange Act of 1934, which matters must be construed and interpreted in accordance with those laws.

7.	COUNTERPART

7.1 This agreement may be executed in one or more counterparts, each of which when so executed shall be deemed an original, and such counterparts together shall constitute one in the same instrument.

IN WITNESS WHEREOF this Agreement was executed by the parties hereto as of the day and year first above written.

The Common Seal of	)
SP Group AG	)
affixed was hereunto in the presence of:	)
)
/s/ Authorized Signatory	)	C/S
Authorized Signatory	)

SIGNED, SEALED and DELIVERED	)
by Daniel Greising in the presence of:	)
)
/s/ Witness	)
Signature of Witness	)
	)	/s/ Daniel Greising
	)	daniel greising
Print Name	)
)
)
Address	)
)
)
Occupation	)

The Common Seal of	)
Sustainable Petroleum Group Inc.	)
affixed was hereunto in the presence of:	)
)
/s/ Authorized Signatory	)	C/S
Authorized Signatory	)